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                                                                   EXHIBIT 23.02

                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

The Board of Directors
Macrovision Corporation and Subsidiaries:

        We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                          KPMG LLP

Mountain View, California
December 21, 1999